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                                                                    EXHIBIT 18
                              THE KENWOOD FUNDS


                              POWER OF ATTORNEY

        KNOW ALL PEOPLE BY THESE PRESENTS, that each of the undersigned constitutes and appoints Barbara L. Bowles, Sharon Morrow, Sheldon R. Stein, Arthur Don and Jessica R. Droeger, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any registration statement for The Kenwood Funds under the Securities Act of 1933 and/or the Investment Company Act of 1940 on Form N-1A, or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all appropriate state or federal regulatory authorities. Each of the undersigned hereby ratifies and confirms all that each of the aforenamed attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 26th day of January, 1996.



/s/Barbara L. Bowles                           /s/Patty Litton Delony
--------------------                           ----------------------
Barbara L. Bowles,                             Patty Litton Delony,
Trustee, Chief Executive                       Trustee
and Financial Officer and President


/s/Lester J. Dugas, Jr.                        /s/Reynaldo P. Glover
-----------------------                        ---------------------
Lester J. Dugas, Jr.,                          Reynaldo P. Glover,
Trustee                                        Trustee


/s/Challis M. Lowe
------------------
Challis M. Lowe,
Trustee


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                                                                      EXHIBIT 18

                              THE KENWOOD FUNDS

                              POWER OF ATTORNEY


        Know All People by These presents, that the undersigned, acting on behalf of The Kenwood Funds, a Delaware business trust (the "Company") constitutes and appoints Barbara L. Bowles, Sharon Morrow, Sheldon R. Stein, Arthur Don and Jessica R. Droeger jointly and severally, the Company's attorneys-in-fact, each with power of substitution, for it in any and all capacities, to sign any registration statement of the Company on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940, and all amendments thereto (including pre and post-effective amendments), and to file the same, including exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and all applicable state or federal regulatory authorities, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

Dated this 26th day of January, 1996.

                                                   THE KENWOOD FUNDS



                                             By: /s/Barbara L. Bowles
                                                    Barbara L. Bowles, President